SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 10, 1994


                              KOGER EQUITY. INC.
            (Exact name of registrant as specified in its charter)

        Florida                     1-9997              59-2898045
(State or incorporation          (Commission           (IRS Employer
    or organization)             File Number)        Identification No.)


3986 Boulevard Center Drive, Suite 101
       Jacksonville, Florida                               32207
(Address of principal executive offices)                (Zip Code)


Reqistrant's telephone number:         (904) 398-3403


                                      N/A
        (Former name or former address, if changed since last report)

Item 5. Other Events.

Reference is made to a copy of the Articles of Amendment and Restatement of the Articles of Incorporation of Koger Equity, Inc., dated May 10, 1994, filed with the Secretary of State of the State of Florida, which is filed as
Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            Exhibit Number              Description of Exhibit

                  3 Articles of Amendment and Restatement of the Articles of Incorporation of Koger Equity, Inc., dated May 10, 1994

                                   SIGNATURE

   Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              KOGER EQUITY, INC.

Date: May 10, 1994                            By: W. Lawrence Jenkins
                                                  W. Lawrence Jenkins
                                                  Title: Secretary

                                 EXHIBIT INDEX

   The following designed exhibit is filed herewith:

Exhibit

   3 Articles of Amendment and Restatement of the Articles of Incorporation of Koger Equity, Inc., dated May 10, 1994

                                                                  Exhibit 3

                   ARTICLES OF AMENDMENT AND RESTATEMENT
                                     of the
                           ARTICLES OF INCORPORATION
                                       of
                               KOGER EQUITY, INC.

1. These Articles of Amendment amend and restate the

Amended and Restated Articles of Incorporation of Koger Equity, Inc.

2. The preamble to Article V and Paragraph A. of Article V

of the Amended and Restated Articles of Incorporation of Koger

Equity, Inc. are hereby amended and restated to read:

                          ARTICLE V - CAPITAL STOCK

   The total number of shares of stock that this corporation shall have authority to issue is 100,000,000 shares of Common Stock, each of which shall have a par value of $.01 per share (the "Common Stock") and 50,000,000 shares of Preferred Stock, each of which shall have a par value of $.01 per share (the "Preferred Stock"). The board of directors is authorized to issue the Preferred Stock from time to time in one or more classes or series thereof, each such class or series to have such voting powers (if any), conversion rights (if any), designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors and stated and expressed in a resolution or resolutions thereof providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any class or series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.

   Except as otherwise provided in the Articles of Incorporation and subject to the rights of the holders of Preferred Stock, the following is a description of the voting rights, limitations as to dividends, preemptive rights, restrictions, and terms and conditions of redemption of the Common Stock of the Company:

(A) Voting Riqhts

   At every annual or special meeting of stockholders of the Company, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in the stockholder's name on the books of the Company in the election of directors and upon all other matters submitted to a vote of the stockholders of the Company.

   3. The foregoing amendment was adopted by a vote of the holders of a majority of this Corporation's outstanding shares of Common Stock, par value $.01 per share (the "Shares"), voted at this corporation's annual meeting of shareholders held on May 10, 1994, at which a quorum was present. The Shares were the only securities of this Corporation authorized to vote on this matter.

   4. The number of votes cast for this Amendment by the holders of the Shares was sufficient for the approval of this Amendment.

   5. Attached hereto as Exhibit A and by this reference made a part hereof, are the Amended and Restated Articles of Incorporation of Koger Equity, Inc. filed for the purpose of reflecting the amendment to Article V, set forth in Paragraph 2. above, which amendment was approved by shareholders. This restatement does not require the approval of shareholders, but was adopted by the Board of Directors at their meeting held on May 10, 1994, at which a quorum was present and acting.

   6. The attached Restated Articles of Incorporation supersede the original Articles of Incorporation and all amendments to them.

   IN WITNESS WHEREOF, the undersigned President and the Secretary of this Corporation have executed these Articles of Amendment, this 10th day of May, 1994.

                                              KOGER EQUITY, INC.

Attest:

W. Lawrence Jenkins                           Irvin H. Davis
W. Lawrence Jenkins                           Irvin H. Davis
Secretary                                     President and Chief Executive
                                              Officer


STATE OF FLORIDA

COUNTY OF DUVAL

   BEFORE ME, a notary public authorized to take acknowledgements in the state and county set forth above, personally appeared IRVIN H. DAVIS and W. LAWRENCE JENKINS, known to me and known by me to be the persons who executed the foregoing Articles of Amendment, and they acknowledged before me that they executed these Articles of Amendment.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, in the state and county aforesaid, this 10th day of May, 1994.


                                             Pamela K. Walker
                                             Notary Public, State of
                                             Florida at Large

                                             My Commission Expires:
                                             10/3/94

                                                                   EXHIBIT A


                            AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION
                                     OF
                              KOGER EQUITY, INC.

   These Amended and Restated Articles of Incorporation of Koger Equity, Inc. amend and restate the Amended and Restated Articles of Incorporation as filed with the Secretary of State of the State of Florida on December 21, 1993. These Amended and Restated Articles of Incorporation were adopted by the Board of Directors on May 10, 1994, in accordance with
Section 607.1007 of the Florida Business Corporation Act and include amendments which were approved by the stockholders of Koger Equity, Inc. on May 10, 1994, in accordance with Section 607.1003 of the Florida Business Corporation Act. The substantive amendments to the Articles of Incorporation made in the Amended and Restated Articles of Incorporation are contained in Article V hereof.

                               ARTICLE I - NAME

   The name of the Company is KOGER EQUITY, INC. (the "Company").

                            ARTICLE II - DURATION

   The period of duration of the Company is perpetual.

                            ARTICLE III - PURPOSE

   The purpose for which the Company is formed is to engage in any lawful act or activity for which corporations may be organized under the General Laws of the State of Florida as now or hereafter in force.

                  ARTICLE IV - PRINCIPAL OFFICE AND MAILING ADDRESS

   The principal office and the mailing address of the Company in the State of Florida are Suite 101, 3986 Boulevard Center Drive, Jacksonville, Florida 32207.

                            ARTICLE V - CAPITAL STOCK

   The total number of shares of stock that this corporation shall have authority to issue is 100,000,000 shares of Common Stock, each of which shall have a par value of $.01 per share (the "Common Stock") and 50,000,000 shares of Preferred Stock, each of which shall have a par value of $.01 per share (the "Preferred Stock"). The board of directors is authorized to issue the Preferred Stock from time to time in one or more classes or series thereof, each such class or series to have such voting powers (if any), conversion rights (if any), designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors and stated and expressed in a resolution or resolutions thereof providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any class or series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.

   Except as otherwise provided in the Articles of Incorporation and subject to the rights of the holders of Preferred Stock, the following is a description of the voting rights, limitations as to dividends, preemptive rights, restrictions, and terms and conditions of redemption of the Common Stock of the Company:

   (A) Voting Rights

       At every annual or special meeting of stockholders of the Company, every holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock standing in the stockholders name on the books of the Company in the election of directors and upon all other matters submitted to a vote of the stockholders of the Company.

   (B) Dividends and Liquidation Rights.

       1. Dividends. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Company which are legally available therefor, dividends payable either in cash, in property or in shares of Common Stock.

       2. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation, or winding up of the affairs of the Company after payment or provision for payment of the debts and other liabilities of the Company, the holders of all outstanding shares of Common Stock shall be entitled to share ratably in the remaining net assets of the Company.

   (C) Preemptive Rights.

       No stockholder of the Company shall have any preemptive or other right to purchase or subscribe for any shares of the Common Stock of the Company which it may issue or sell, whether now or hereafter authorized, other than such right, if any, as the Board of Directors in its discretion from time to time may determine.

   (D) Restrictions on Transfer; Redemption.

       1. The stockholders shall upon demand disclose to the Board of Directors in writing such information with respect to direct and indirect ownership of the Common Stock of the Company as the Board of Directors deems necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended or as hereafter amended if such amendments are applicable to the Company (the "Code"), pertaining to the qualification of the Company as a real estate investment trust (a "REIT") or to comply with the requirements of any taxing authority or governmental entity or agency.

       2. Whenever it is deemed by the Board of Directors to be reasonably necessary to protect the tax status of the Company as a REIT, the Board of Directors may require a statement or affidavit from any stockholder or proposed transferee of shares of Common Stock setting forth the number of shares of Common Stock already owned by the stockholder and any related Person (as hereinafter defined) specified in the form prescribed by the Board of Directors for that purpose. If, in the opinion of the Board of Directors, which opinion shall be conclusive on the proposed transferor and transferee, the proposed transfer may jeopardize the qualification of the Company as a REIT, the Board of Directors has the right, but not a duty, to refuse to transfer the shares of Common Stock to the proposed transferee. All contracts for the sale or other transfer of shares of Common Stock shall be subject to this provision.

       3. Notwithstanding any other provision of these Articles of Incorporation to the contrary and subject to the provisions of Section 6 of Paragraph (D) of this Article V, no person shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.8 of the outstanding shares of Common Stock of the Company (the "Limit"). Shares of Common Stock owned by a Person in excess of the Limit at any time shall be deemed excess shares ("Excess Shares"). For purposes of this Article V a person shall be deemed to own shares of Common Stock actually owned by such Person after applying the rules of Section 544 of the Code as modified in the case of a REIT by Section 856(a)(6), Section 856(d)(3), and Section 856(h) of the Code. All shares of Common Stock which any Person has the right to acquire upon exercise of outstanding rights, options, and warrants, and upon conversion of any securities convertible into shares of Common Stock, if any, shall be considered outstanding for purposes of the Limit if such inclusion will cause such Person to own more than the Limit.

       4. If at any time the Board of Directors shall in good faith determine that direct or indirect ownership of shares of Common Stock of the Company by any Person or Persons has or may become concentrated to the extent which would cause the Company to fail to qualify or to be disqualified as a REIT or that any Person has acquired Excess Shares (including shares of Common Stock that remain or become Excess Shares because of the decrease in the outstanding shares of Common Stock resulting from such redemption), the Board of Directors shall have the power to call for the purchase from any stockholder of the Company, by notice to such stockholder, of a number of shares of Common Stock sufficient in the opinion of the Board of Directors to maintain or to bring the direct or indirect owneship of shares of Common Stock into conformity with the provisions of the Code pertaining to the qualification of the Company as a REIT and/or to redeem all shares of Common Stock that are Excess Shares owned by such Person. From and after the date fixed for redemption by the 80ard of Directors, the holder of any shares of Common Stock so called for redemption shall cease to be entitled to distributions, voting rights, and other benefits with respect to such shares of Common Stock, excepting only the right to payment by the Company of the redemption price pursuant to this Article V as set forth in the following paragraph.

   The redemption price of each share of Common Stock called for redemption shall be:

       (a) the average daily per share composite closing sales price if the shares of the Company are listed on a national securities exchange, and if the shares are not so listed shall be the mean between the average per share closing bid prices and the average per share closing asked prices, in each case during the twenty (20) trading day period ending on the business day prior to the redemption date, or

       (b) if there have been no sales on a national securities exchange and no published bid quotations and no published asked quotations with respect to shares of the Company during such twenty (20) trading day period, the redemption price shall be the price determined in good faith by the Board of Directors.

       In order to assure further that ownership of the shares of Common Stock of the Company does not become concentrated so as to cause the Company to fail to qualify or to be disqualified as a REIT, any transfer of shares that would prevent the Company from continuing to be qualified as a REIT under the Code, including any attempt to effect a transfer that was prohibited by the Board of Directors under Section 6 of Paragraph (D) of this Article V, shall be void ab initio and the intended transferee of such shares shall be deemed never to have had any legal or equitable interest therein. If the foregoing provision is determined to be void and invalid by virtue of any legal decision, statute, rule, or regulation, then the transferee of such shares of Common Stock shall be deemed, at the option of the Company, to have acted as agent on behalf of the Company in acquiring such shares of Common Stock and to hold such shares of Common Stock on behalf of the Company. A conspicuous legend noting the restrictions on transfer set forth in these Articles of Incorporation shall be placed on each certificate evidencing ownership of shares of Common Stock of the Company.

       5. Notwithstanding any other provision of these Articles of Incorporation or the By-Laws to the contrary, any purported acquisition of shares of Common Stock of the Company which results in the disqualification of the Company as a REIT under the Code shall be null and void. All contracts for the sale or other transfer of shares of Common Stock shall be subject to this provision.

       6. The Limit set forth in Section 3 of this Article V shall not apply to acquisitions of shares of Common Stock pursuant to a cash tender offer made for all outstanding shares of Common Stock of the Company (including securities convertible into shares of Common Stock) in conformity with applicable federal and state securities laws where two-thirds (2/3) of the outstanding shares of Common Stock (not including shares of Common Stock or securities convertible into shares of Common Stock held by the tender offerer and/or any "affiliates" or "associates" thereof within the meaning of the Securities Exchange Act of 1934, as amended) are duly tendered and accepted pursuant to the cash tender offer; nor shall the limit apply to the acquisition of shares of Common Stock by an underwriter in a public offering of shares of Common Stock, or in any transaction involving the issuance of shares of Common Stock by the Comany in which the Board of Directors determines that the underwriter or other person or party initially acquiring such shares of Common Stock will make a timely distribution of such shares of Common Stock to or among other holders such that, following such distribution, none of such shares of Common Stock will be Excess Shares. The Board of Directors in its discretion may exempt from the Limit ownership of certain designated shares of Common Stock while owned by a Person who has provided the Company with evidence and assurances acceptable to the Board of Directors that the qualification of the Company as a REIT would not be jeopardized thereby.

       7. As used in this Article V the word "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint venturers, companies, trusts, banks, trust companies, land trusts, business trusts, estates, or other entities and governments and agencies and political subdivisions thereof and also includes a group as that term is used for purposes of
   Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

       8. Nothing contained in this Article V or in any other provision of these Articles of Incorporation shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of the stockholders by preserving the Company's qualification as a REIT under the Code.

       9. If any provision of this Article V or any application of any such provision is determined to be invalid by any court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Article V may be inconsistent with any other provision of these Articles of Incorporation or the By-Laws, this Article V shall be controlling.

                            ARTICLE VI - MANAGEMENT

   The following provisions shall apply to the management of the business and to the conduct of the affairs of the Company and its directors, officers, and stockholders:

   (A) Further Powers of the Board of Directors.

       1. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to do the following:

          (a) To make, adopt, alter, amend, and repeal any of the By-Laws to the extent provided in the By-Laws; provided that the stockholders may make, adopt, alter, amend, and repeal any of the By-Laws;


          (b) To cause the redemption by the Company of shares of the Company's Common Stock, and to restrict the transfer of shares of Common Stock in the manner provided for in these Articles of Incorporation and the By-Laws;

          (c) To authorize, subject as may be required by any applicable governmental statute, rule, or regulation, or as provided in the By-Laws for stockholder approval and other conditions, if any, the execution and performance by the Company of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general), or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general), or other organization shall render or make available to the Company, managerial, investment advisory, and/or related services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Company) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and reasonable by the Board of Directors, the compensation payable thereunder by the Company);

          (d) To authorize any agreement of the character described in Section l(c) of this Paragraph (A) of this Article VI or other transaction with any person, corporation, association, company, trust, partnership (limited or general), or other organization, even though one or more of the members of the Board of Directors or officers of the Company may be the other party to any such agreement or an officer, director, stockholder, or member of such other party, and no such agreement or transaction shall be invalidated or rendered voidable solely by reason of the existence of any such relationship if (i) the existence is disclosed or known to: (x) the Board of Directors, and the Board of Directors authorizes, approves, or ratifies the agreement or transaction by the affirmative vote of a majority of the disinterested directors, even if the disinterested directors constitute less than a quorum; or (y) the stockholders of the Company entitled to vote, and the agreement or transaction is authorized, approved, or ratified by a majority of votes cast by such stockholders without regard to the votes of shares owned of record or beneficially by the interested director or such other party; or (ii) the contract is fair and reasonable to the Company. Provided the disclosure, ratification, or fairness provisions of this subparagraph are satisfied, any member of the Board of Directors who is also a director or officer of such other party or who is so interested or associated with such other party may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement or transaction, and may vote thereat to authorize any such agreement or transaction, as if the director were not such director or officer of such other party or not so interested or so associated;

          (e) To allot and authorize the issuance of the authorized but unissued shares of Common Stock of the Company for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or the By-Laws of the Company; and

          (f) To authorize the issuance and fix the terms, conditions, and provisions of options to purchase and subscribe for shares of Common Stock of the Company, including the option price or prices for which shares of Common Stock of the Company may be purchased or subscribed.

       2. The determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Company and every holder of the shares of its Common Stock: (a) the amount of net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends; (b) the amount of paid-in surplus, other surplus, annual or other net profit, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of assets; (c) the amount, purpose, time of creation, increase or decrease, alteration, or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (d) the fair values, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; and (e) any matter relating to the acquisition, holding, and disposition of any assets by the Company.

       3. The enumeration and definition of particular powers of the Board of Directors included in this Article VI shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the Florida Business Corporation Act of the State of Florida as now or hereafter in force.

                            ARTICLE VII - AMENDMENTS

   The Company reserves the right to make any amendments to its Articles of Incorporation which may be now or hereafter authorized by law, including any amendments changing the terms or contract rights of any of its outstanding stock by classification, reclassification, or otherwise, provided such amendment shall have been authorized by the affirmative vote of a majority of the aggregate number of shares entitled to vote thereon at a meeting of the stockholders of the Company or in writing by the stockholders of the Company with or without a meeting. A11 rights and powers conferred by these Articles of Incorporation on stockholders, directors, and officers are granted subject to this reservation.

                          ARTICLE VIII - INDEMNIFICATION

   The Company shall indemnify each of its officers and directors to the fullest extent permitted by the Florida Business Corporation Act as now or hereafter in force, including the advance of expenses and reasonable counsel fees.

                             ARTICLE IX - CONFLICT

   The officers and directors of the Company may without restriction make real estate investments for their own account or for the account of others, and the directors are not required to bring to the Company's attention investment opportunities meeting the Company's investment criteria. The directors of the Company are not prohibited from engaging in the same activities or lines of business as the Company.

                              ARTICLE X - LIABILITY

   The liability of the directors and officers of the Company to the Company or its stockholders for money damages shall be limited to the maximum extent that the liability of directors and officers of corporations organized and existing under the laws of the State of Florida is permitted to be limited by Florida law, including the Florida Business Corporation Act, as now or hereafter in effect. Neither the amendment nor repeal of this Article, nor the adoption of any provision of the Articles of Incorporation or By-Laws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

   IN WITNESS WHEREOF, the undersigned President of Koger Equity, Inc. has executed these Amended and Restated Articles of Incorporation this 10th day of May, 1994.

                                               KOGER EQUITY, INC.

                                               By: Irvin H. Davis
                                                   Irvin H. Davis